CONSOLIDATED BALANCE SHEETS [Parenthetical] (CNY)	Sep. 30, 2011	Sep. 30, 2010
Allowance for doubtful accounts receivable (in RMB)	2,714	842
Preferred stock, shares authorized	1,000,000	1,000,000
Preferred stock, shares issued	0	0
Common stock, shares authorized	60,000,000	60,000,000
Common stock, shares issued	23,382,812	23,292,412
Common stock, shares outstanding	23,382,812	23,292,412
Treasury stock, shares	498,851	498,851